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OPTION AGREEMENT

BETWEEN:

FRONTEER DEVELOPMENT GROUP INC.

AND

NORTHWESTERN MINERAL VENTURES INC.

DATED the 26th day of September, 2003

#

I N D E X

ARTICLE 1

DEFINITIONS, INTERPRETATION AND SCHEDULES

1.01

Definitions

1.02

Interpretation

1.03

Currency

1.04

Time of Essence

1.05

Modification

1.06

Waiver

1.07

Interpretation and Severability

1.08

Governing Law

1.09

Schedules

ARTICLE 2

REPRESENTATIONS AND WARRANTIES

2.01

Representations and Warranties of the Optionor

2.02

Representations and Warranties of the Optionee

2.03

Survival of Representations and Warranties

ARTICLE 3

OPTION

3.01

Grant of Option

ARTICLE 4

EXPENDITURES AND PROGRAMS

4.01

Optionee Vesting Obligations

4.02

Exploration Expenditures

4.03

Cash Payments

4.04

Programs

4.05

Cash Calls

4.06

Monthly Statements

ARTICLE 5

VESTING OF INTEREST AND FORMATION OF JOINT

VENTURE

5.01

Exercise of Option

5.02

Formation of Joint Venture

5.03

Purchase of Underlying Royalty

ARTICLE 6

OPERATOR AND PERFORMANCE OF WORK

6.01

Operator

6.02

Management Fee

6.03

Standard of Care

6.04

Access to Property and Data

6.05

Abandonment of Property

ARTICLE 7

TERMINATION

7.01

Failure to Fulfil Optionee Vesting Obligations

7.02

Formation of Joint Venture

ARTICLE 8

TRANSFER OF INTEREST

8.01

General

8.02

Limitations on Free Transferability

8.03

Pre-Emptive Right

8.04

Exception to Pre-Emptive Right

ARTICLE 9

AREA OF INTEREST AND AFTER ACQUIRED PROPERTY

9.01

Notice of Acquisition

9.02

Exercise of Option

9.03

Failure to Exercise Option

9.04

Reimbursement of Costs of Acquisition

ARTICLE 10

CONFIDENTIALITY

10.01

General

10.02

Exceptions

ARTICLE 11

GENERAL PROVISIONS

11.01

Notice

11.02

Force Majeure

11.03

Further Assurances

11.04

Enurement

11.05

Other Business Opportunities

11.06

No Partnership

11.07

Counterparts

OPTION AGREEMENT

THIS AGREEMENT made as of the 26th day of September, 2003.

B E T W E E N:

FRONTEER DEVELOPMENT GROUP INC., a corporation

incorporated under the laws of the Province of Ontario,

(hereinafter called the "Optionor")

- and -

NORTHWESTERN MINERAL VENTURES INC., a corporation

Incorporated under the laws of the Province of ·,

(hereinafter called the "Optionee")

THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants, conditions and agreements herein contained, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS, INTERPRETATION AND SCHEDULES

1.01

Definitions

Where used or referred to in this Agreement:

"Affiliate" has the meaning assigned to it in the Canada Business Corporations Act, as amended;

"After Acquired Property" means any and all mineral interests staked, located, granted or acquired by or on behalf of any party during the currency of this Agreement, which are located in whole or in part in the Area of Interest and which are made part of the Property pursuant to Article 9 hereof,

"Area of Interest" means Canada, excluding the Central Mineral Belt of Labrador;

"Cash Payments" has the meaning ascribed thereto in Section 4.01(b);

"Effective Date" means the date first written above;

"Expenditures" means all direct and indirect expenses of or incidental to Operations, together with any and all costs, fees and expenses which may be paid to obtain feasibility, engineering or other studies or reports on or with respect to the Property;

"Exploration" means all activities directed toward ascertaining the existence, location, quantity, quality or commercial value of deposits of ore, minerals and mineral resources.  Exploration may include all activities undertaken through to the completion of a feasibility study, if any, but shall not include construction of milling or processing facilities or commencement of commercial mining operations on the Property;

"Interest" means a party's interest in the Property, as provided in this Agreement;

"IOCG Deposit" means an Olympic Dam type iron oxide copper gold deposit;

"Joint Venture" means the joint venture which may be formed by the parties pursuant to Article 5;

"Non-Operator" means the party to this Agreement who is not at the time the Operator;

"Operations" includes any and every kind of work and activity directed toward ascertaining the existence, location, quantity, quality or commercial value of minerals, which the Operator in its sole discretion elects to do or to have done on or in respect of the Property and all Expenditures in respect of or incidental to such work;

"Operator" has the meaning ascribed thereto in Section 6.01 hereof;

"Option" has the meaning ascribed thereto in Section 3.01 hereof;

"Optionee Vesting Obligations" means the Expenditures and Cash Payments referred to in Sections 4.02 and 4.03;

"Phelps Dodge Agreement" means the Exploration Option Agreement made as of the 4th day of October, 2002 between the Optionor and Phelps Dodge Corporation of Canada, Limited, a copy of which is attached hereto as Schedule B;

"Program" means a description in reasonable detail of the scope, direction and nature of the Operations to be conducted and objectives to be accomplished by the Operator for a year or any other reasonable period;

"Property" means the claims in the Bear Province of the Northwest Territories as set out in Schedule "A" hereto;

"Transfer" means sell, grant, assign, encumber, pledge or otherwise commit or dispose of;

"Underlying Royalty" means the Net Smelter Returns Royalty granted to Phelps Dodge Corporation of Canada, Limited pursuant to the Phelps Dodge Agreement.

1.02

Interpretation

For all purposes of this Option Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)

"this Agreement" means this Option Agreement as it may from time to time be supplemented or amended by one or more agreements entered into pursuant to the applicable provisions hereof;

(b)

all references in this Agreement to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Agreement;

(c)

the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

(d)

the headings of this Agreement are for convenience only and do not form a part of this Agreement nor are they intended to interpret, define or limit the scope, extent or intent of this Agreement or any provisions hereof;

(e)

the words "including", when following any general statement, term or matter, shall not be construed to limit such general statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation" or "but not limited to" or words of a similar import) is used with reference thereof but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter;

(f)

words importing the masculine gender include the feminine or neuter gender and words in the singular include the plural, and vice versa.

1.03

Currency

Unless otherwise indicated, all dollar amounts referred to in this Agreement are in lawful money of Canada.

1.04

Time of Essence

Time is of the essence of this Agreement.

1.05

Modification

No modification of this Agreement shall be valid unless made in writing and duly executed by the parties.

1.06

Waiver

The failure of a party to insist on the strict performance of any provision of this Agreement or to exercise any right, power or remedy upon a breach hereof shall not constitute a waiver of any provision of this Agreement or limit that party's right thereafter to enforce any provision or exercise any right.

1.07

Interpretation and Severability

In the event that any condition, covenant or other provision of this Agreement is held to be invalid or void by any court of competent jurisdiction, the same shall be deemed severable from the remainder of this Agreement and shall in no way affect any other condition, covenant or other provision of this Agreement.  If such condition, covenant or other provision shall be deemed invalid due to its scope or breadth, such condition, covenant or other provision shall be deemed valid to the extent of the scope or breadth permitted by law.

1.08

Governing Law

This Agreement shall be governed by and interpreted in accordance with the laws of Ontario.

1.09

Schedules

The following are the schedules incorporated in this Agreement by reference and deemed to be a part hereof:

Schedule "A"

-

Properties

Schedule "B"

-

Phelps Dodge Agreement

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ARTICLE 2

REPRESENTATIONS AND WARRANTIES

2.01

Covenants, Representations and Warranties of the Optionor

The Optionor covenants, represents and warrants to the Optionee as follows:

(a)

that the Optionor has the capacity to enter into and perform this Agreement and all transactions contemplated herein and that all other actions required to authorize it to enter into and perform this Agreement have been properly taken;

(b)

that the Optionor will not breach any other agreement or arrangement by entering into or performing this Agreement;

(c)

that this Agreement has been duly executed and delivered by the Optionor and is valid and binding upon it in accordance with its terms;

(d)

that no consent or approval of any third party or governmental agency is required for the execution, delivery or performance of this Agreement by the Optionor or the transfer or acquisition of any interest in the Property;

(e)

the Optionor has not entered into and there are not any agreements or options to grant or convey any interest in the Property or to pay any royalties with respect to the Property other than the Underlying Royalty as provided in the Phelps Dodge Agreement;

(f)

to the best of its knowledge and belief, the claims comprised in the Property have been duly and validly staked, located and recorded pursuant to all applicable laws and regulations in the Northwest Territories and are in good standing and no person has protested and to the best of the Optionor's knowledge there is no basis for protesting the recording of any such claims;

(g)

to the best of its knowledge and belief, there are not any suits, actions, prosecutions, investigations or proceedings, actual, pending or threatened, against or affecting the Optionor or that relates to or has an adverse effect on the Property;

(h)

to the best of its knowledge and belief, all taxes, rates or other levies of every nature and kind heretofore levied against the Property have been fully paid and satisfied;

(i)

to the best of its knowledge and belief, there has been no material spill, discharge, leak, emission, ejection, escape, dumping, or any release or threatened release of any kind, of any toxic or hazardous substance or waste (as defined by any applicable law) from, on, in or under the Property or into the environment, except releases permitted or otherwise authorized by such law;

(j)

to the best of its knowledge and belief, no toxic or hazardous substance or waste has been disposed of or is located on the Property as a result of activities of the Optionor or its predecessors in interest;

(k)

to the best of its knowledge and belief, no toxic or hazardous substance or waste has been treated on or is now stored on the Property;

(l)

to the best of its knowledge and belief, there are no pending or ongoing actions taken by or on behalf of any native persons pursuant to the assertion of any land claims with respect to lands included in the Property; and

(m)

the Phelps Dodge Agreement has not been amended and represents the entire agreement pertaining to the Property; the Phelps Dodge Agreement is a legal, valid, binding and enforceable agreement and there has been no act or omission and there is no state of acts existing which constitutes, or after notice or lapse of time or both would constitute a breach or default thereunder.

The covenants, representations and warranties contained in this Section 2.01 are provided for the exclusive benefit of the Optionee and a breach of any one or more of them may be waived by the Optionee in writing in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty.

2.02

Covenants, Representations and Warranties of the Optionee

The Optionee covenants, represents and warrants to the Optionor as follows:

(a)

that the Optionee has the capacity to enter into and perform this Agreement and all transactions contemplated herein and that all other actions required to authorize it to enter into and perform this Agreement have been properly taken;

(b)

that the Optionee will not breach any other agreement or arrangement by entering into or performing this Agreement;

(c)

that this Agreement has been duly executed and delivered by the Optionee and is valid and binding upon it in accordance with its terms.

The covenants, representations and warranties contained in this Section 2.02 are provided for the exclusive benefit of the Optionor and a breach of any one or more of them may be waived by the Optionor in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other covenant, representation or warranty.

2.03

Survival of Representations and Warranties

The representations and warranties contained in this Article 2 will not merge in the Joint Venture Agreement and shall survive the execution and delivery of the Joint Venture Agreement and shall continue in full force and effect.

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ARTICLE 3

OPTION

3.01

Grant of Option

The Optionor hereby grants to the Optionee the sole and exclusive right and option (the "Option"), exercisable in the manner described herein, to acquire a 50%undivided interest in the Property, free and clear of all liens, charges, encumbrances, security interests and adverse claims other than those arising under the Phelps Dodge Agreement.

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ARTICLE 4

EXPENDITURES AND PROGRAMS

4.01

Optionee Vesting Obligations

In order to exercise the Option, the Optionee must:

(a)

incur the Expenditures referred to in Section 4.02; and

(b)

make the cash payments referred to in Section 4.03 (the "Cash Payments").

The Optionee has the right, but not the obligation, to make the foregoing Cash Payments and incur the Expenditures.

4.02

Exploration Expenditures

The Optionee shall incur aggregate Expenditures of not less than $5,000,000, as follows:

Date

Amount

On or before the first anniversary of the Effective Date

$500,000

On or before the second anniversary of the Effective Date

$700,000

On or before the third anniversary of the Effective Date

$800,000

On or before the fourth anniversary of the Effective Date

$1,000,000

On or before the fifth anniversary of the Effective Date

$2,000,000

4.03

Cash Payments

The Optionee shall make Cash Payments of $270,000 to the Optionor as follows:

Date

Cash Payment

Effective Date

$20,000

1st Anniversary of the Effective Date

$30,000

2nd Anniversary of the Effective Date

$40,000

3rd Anniversary of the Effective Date

$50,000

4th Anniversary of the Effective Date

$60,000

5th Anniversary of the Effective Date

$70,000

The Optionee may accelerate any or all of the foregoing Cash Payments.

4.04

Programs

On or before January 31st in each year, the Optionor, as Operator, shall prepare a Program for that calendar year and submit it to the Optionee for approval.  If the Optionee fails to approve the Program within 30 days of receipt thereof, it shall have a further 30 day period in which to prepare and submit a Program to the Optionor.  Any Program prepared by either party shall be of an amount not less than the minimum Expenditures required in Section 4.04.

4.05

Cash Calls

The Optionor, as Operator, shall submit to the Optionee a billing for the full amount of the estimated Expenditures for any Program scheduled to be undertaken.  Within 10 days after receipt of such billing, the Optionee shall advance to the Optionor, as Operator, such estimated amount.

4.06

Monthly Statements

The Operator shall submit to the Non-Operator monthly statements of account reflecting in reasonable detail the charges and credits to the joint accounts of the parties during the preceding month.

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ARTICLE 5

VESTING OF INTEREST AND FORMATION OF JOINT VENTURE

5.01

Exercise of Option

Upon the Optionee fulfilling the Optionee Vesting Obligations referred to in Section 4.01 and in the time contemplated thereby, the Optionee shall without any further payment or action be deemed to have exercised the Option and it will thereupon acquire and be deemed to have acquired and be vested with a 50% undivided right, title and interest in the Property free and clear of all liens, charges, encumbrances, security interests and adverse claims and except for proportionate responsibility for the Underlying Royalty.

5.02

Formation of Joint Venture

Upon the exercise of the Option by the Optionee pursuant to Section 5.01, the parties hereto shall be deemed to have associated themselves in a joint venture and shall enter into a joint venture agreement based upon industry standards.

5.03

Purchase of Underlying Royalty

In the event the Optionor decides to purchase up to 50% of the Underlying Royalty pursuant to the Phelps Dodge Agreement, it shall give notice of such proposed purchase to the Optionee.  The Optionee may, within 30 days of receipt of the said notice, elect by notice to the Optionor, accompanied with one-half of the purchase price for the purchased Underlying Royalty, to acquire one-half of the purchased Underlying Royalty.  In the event the Optionee does not make the election aforesaid within the period of 30 days, the Optionor may acquire the Underlying Royalty for its own account.

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ARTICLE 6

OPERATOR AND PERFORMANCE OF WORK

6.01

Operator

The Optionee is hereby appointed the Operator with overall responsibility to manage and carry out Operations.

6.02

Management Fee

The Operator shall be entitled to charge a management fee of 10% of Expenditures.  The management fee shall be added to and shall constitute Expenditures.

6.03

Standard of Care

The Operator shall conduct all Operations in a good, workmanlike and efficient manner, in accordance with sound mining and other applicable industry standards and practices, and in accordance with the terms and provisions of leases, licenses, permits, contracts and other agreements.  The Operator shall not be liable to the Non-Operator for breach of its Agreement or any other act or omission resulting in damage or loss unless the same constitutes the Operator's wilful misconduct or gross negligence.

6.04

Access to Property and Data

The Non-Operator shall at all reasonable times have access to the Property and to the technical data pertaining to the Property on reasonable notice to the Operator, provided that the Non-Operator shall not interfere with the Operator's operations hereunder.

6.05

Abandonment of Property

The Operator may at any time and from time to time abandon or surrender any part or parts of the Property, provided that the Operator shall give to the Non-Operator not less than 90 days' notice of any intended abandonment or surrender of any part or parts of the Property and shall, if requested by the Non-Operator by notice to the Operator within that period of time, deliver to the non-operator duly executed transfers of the part or parts of the Property so intended to be abandoned or surrendered as the non-operator may specify in the said notice.  Upon the abandonment, surrender or delivery of a transfer in respect of any part or parts of the Property the same shall cease to be included in the Property and shall cease to be subject to this Agreement for all purposes.

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ARTICLE 7

TERMINATION

7.01

Failure to Fulfil Optionee Vesting Obligations

If the Optionee fails to fulfil the Optionee Vesting Obligations in the time contemplated herein or defaults in the performance of a material delegation under this Agreement, the Optionor may terminate this Agreement, but only if the Optionor has first given the Optionee a notice of default containing particulars of the failure or default and the Optionee has not cured such failure or default within 15 days of receipt of the notice of default.

7.02

Formation of Joint Venture

If the parties form a joint venture as contemplated by Section 5.02, then this Agreement shall terminate.

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ARTICLE 8

TRANSFER OF INTEREST

8.01

General

Prior to the formation of the Joint Venture, each party shall have the right to Transfer to any third party all or any part of its Interest solely as provided in this Article 8.

8.02

Limitations on Free Transferability

The Transfer right of a party in Section 8.01 shall be subject to the following terms and conditions:

(a)

no transferee of all or any part of the Interest of a party shall have any rights hereunder unless and until the transferring party has provided to the other party notice of the Transfer as required by Section 8.03, and the transferee, as of the effective date of the Transfer, has committed in writing to be bound by this Agreement to the same extent as the transferring party;

(b)

no transfer permitted by this Article 8 shall relieve the transferring party of any liability, whether accruing before or after such Transfer, which arises herein prior to such Transfer;

(c)

in the event of a Transfer of less than all of an Interest after which the transferring party retains an Interest, it and its transferee shall be treated as one party;

(d)

if the Transfer is the grant of a security interest by mortgage, deed of trust, pledge, lien or other encumbrance of the Interest of a party to secure a loan or other indebtedness, such security interest shall be subordinate to the terms of this Agreement and the rights and interests of the other party hereunder.  Upon any foreclosure or other enforcement of rights in the security interest, the acquiring third party shall be deemed to have assumed the position of the encumbering party with respect to this Agreement and the other party, and it shall comply with and be bound by the terms and conditions of this Agreement.

8.03

Pre-Emptive Right

Except as otherwise provided in Section 8.04, if either party (the "Selling Party") desires to Transfer all or any part of its Interest, the other party (the "Remaining Party") shall have a pre-emptive right to acquire such Interest as provided in this Section 8.03:

(a)

if the Selling Party intends to Transfer all or any of its Interest, it shall promptly notify the Remaining Party of its intentions.  The notice shall state the price and all other pertinent terms and conditions of the intended Transfer, and shall be accompanied by a copy of the offer or contract for sale.  Alternatively, the Selling Party may propose terms of a sale that may be offered to a prospective purchaser.  If the consideration for the intended Transfer is, in whole or in part, other than monetary, the notice shall describe such consideration and its monetary equivalent based upon the fair market value of the non-monetary consideration stated in terms of cash or currency, together with information sufficient to establish the basis for such equivalence.  The Remaining Party shall have 30 days from the date such notice is delivered to notify the Selling Party whether it elects to acquire the offered interest for the same consideration or its monetary equivalent in cash or currency, and on the same terms and conditions as set forth in the notice.  If the Remaining Party so elects, the Transfer shall be consummated promptly after notice of such election is delivered to the Selling Party;

(b)

if the Remaining Party does not so elect within the period provided for in Section 8.03(a), the Selling Party shall have 90 days following the expiration of such period to consummate the Transfer to a third party for the consideration and on terms no less favourable than those offered by it to the Remaining Party in the notice required in Section 8.03(a); and

(c)

if the Selling Party fails to consummate the Transfer to a third party within the period set forth in Section 8.03(b), the pre-emptive right of the Remaining Party in such offered Interest shall be deemed to be revived.  Any subsequent proposal to Transfer such Interest shall be conducted in accordance with all of the procedures set forth in this Section 8.03.

8.04

Exception to Pre-Emptive Right

Section 8.03 shall not apply to the following:

(a)

transfer by any party of all or any part of its Interest to an Affiliate;

(b)

corporate consolidation, merger, amalgamation or reorganization of or by any party by which the surviving entity shall possess substantially all of the stock, or all of the property rights and interests, and be subject to substantially all of the liabilities and obligations of the party;

(c)

the grant by any party of a security interest in its Interest by mortgage, deed of trust, pledge, lien or other encumbrance and any Transfer of such interest by reasons of exercise of the rights granted to the secured party.

9 - #

ARTICLE 9

AREA OF INTEREST AND AFTER ACQUIRED PROPERTY

9.01

Notice of Acquisition

If either the Optionee or the Optionor (the "Acquiring Party") stakes or otherwise acquires, directly or indirectly, any right to or interest in any mining claim, licence, lease, grant, concession, permit, patent, or other mineral property or surface rights or water rights in respect of an IOCG Deposit (collectively the "Acquired Rights") located wholly or partly within the Area of Interest, then the Acquiring Party shall forthwith give notice to the other (the "Other Party") of that staking or acquisition, the cost thereof and all details in possession of any party with respect to the nature of the Acquired Rights and the known mineralization.

9.02

Exercise of Option

The Other Party may, within 30 days of receipt of the Acquiring Party's notice, elect, by notice to the Acquiring Party, to require that the Acquired Rights and the right or interest acquired be included in After Acquired Property and thereafter form part of the Property for all purposes of this Agreement.

9.03

Failure to Exercise Option

If the Other Party does not make the election aforesaid within that period of 30 days, the Acquired Rights shall not form part of the Property and the Acquiring Party shall be solely entitled thereto.

9.04

Reimbursement of Costs of Acquisition

If the Acquiring Party is the Non-Operator and the Operator makes the election aforesaid, the Non-Operator's costs of or incidental to the staking or acquiring of the Acquired Rights shall be deemed to be Expenditures.  If the Acquiring Party is the Operator and the Non-Operator makes the election aforesaid, the Non-Operator shall reimburse the Operator for its costs of or incidental to the staking or acquiring of the Acquired Rights and the amount so reimbursed shall be deemed to be Expenditures incurred by the Non-Operator.

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ARTICLE 10

CONFIDENTIALITY

10.01

General

The financial terms of this Agreement and all information obtained in connection with the performance of this Agreement shall be the exclusive property of the parties and, except as provided in Section 10.02, shall not be disclosed by the Optionor or the Optionee to any third party or the public without the prior written consent of the other party, which consent shall not be unreasonably withheld.  Whenever practical, any announcements, press releases, or public statements shall be issued jointly by the parties.  Each party agrees to promptly review any proposed request for disclosure or press release made by the other party.

10.02

Exceptions

The consent required by Section 10.01 shall not apply to a disclosure:

(a)

to an Affiliate, consultant, contractor or subcontractor, banker, insurance broker, or surety that has a bona fide need to be informed;

(b)

to any third party to whom the disclosing party contemplates assigning any portion of its Interest; or

(c)

to a governmental agency or to the public which the disclosing party believes in good faith is required by pertinent law or regulation or the rules of any stock exchange.

In any case to which this Section 10.02 is applicable, the disclosing party shall give notice to the other party prior to making such disclosure.  The text of any public announcements or statements including news releases which a party intends to make pursuant to this Section 10.02 shall be made available to the other party prior to publication and such other party shall have the right to make suggestions for changes therein.  Unless required by law or regulatory authority, if a party is identified in such public announcement or statement it shall not be released without the consent of such party.  As to any disclosure pursuant to Section 10.02(a) or 10.02(b), only such confidential information as such third party shall have a legitimate business need to know shall be disclosed and such third party shall first agree in writing to protect the confidential information from further disclosure to the same extent as the parties are obligated under this Article 10.

11 - #

ARTICLE 11

GENERAL PROVISIONS

11.01

Notice

Any notice or communication required or permitted to be given to any party under this Agreement shall be in writing and may be given by hand delivery to the party or sent by telex or facsimile or by mailing the same by prepaid registered mail, return receipt requested, addressed as follows:

If to the Optionor:

2390 - 1055 West Hastings Street

Vancouver, British Columbia

V6E 2E9

Attention:  Mark O'Dea

with a copy to:

Beach, Hepburn

Suite 1000

36 Toronto Street

Toronto, Ontario

M5C 2C5

Attention:  Lyle R. Hepburn

If to the Optionee:

Suite 1000

36 Toronto Street

Toronto, Ontario

M5C 2C5

Any notice or communication sent by registered mail shall be deemed to have been given and received five (5) days after the date of registration in Canada.  Any notice or communication sent by telex or facsimile shall be deemed to have been given one (1) day after such notice or communication was sent by the notifying party.  Any notice or communication hand delivered shall be deemed to have been given and received on the date of delivery.  Any party may change his address for service at any time by notice in writing given as aforesaid to each other party hereto.

11.02

Force Majeure

Except for the obligation to make payments when due hereunder, the obligations of a party shall be suspended to the extent and for the period that performance is prevented by any cause, whether foreseeable or unforeseeable, beyond its reasonable control, including without limitation, labour disputes (however arising and whether or not employee demands are reasonable or within the power of the party to grant); acts of God; laws, regulations, orders, proclamations, instructions or requests of any government or governmental entity; judgments or orders of any court; inability to obtain on reasonable acceptable terms any public or private license, permit or other authorization; curtailment or suspension of activities to remedy or avoid an actual or alleged, present or prospective violation of federal, provincial or local environmental standards; acts of war or conditions arising out of or attributable to war, whether declared or undeclared; riot, civil strife, insurrection or rebellion; interference by environmentalists, Natives or Native rights groups or other activists; fire, explosion, earthquake, mudslide, storm, flood, avalanche, sink holes, volcanic eruption, drought or other adverse weather conditions; delay or failure by suppliers or transporters of materials, parts, supplies, services or equipment or by contractors' or subcontractors; shortage of, or inability to obtain, labour, transportation, materials, machinery, equipment, supplies, utilities or services; accidents; breakdown of equipment, machinery or facilities; or any other cause whether similar or dissimilar to the foregoing.  The affected party shall promptly give notice to the other party of the suspension of performance, stating therein the nature of the suspension, the reasons therefor, and the expected duration thereof.  The affected party shall resume performance as soon as reasonably possible.

11.03

Further Assurances

Each of the parties agrees that it shall take from time to time such actions and execute such additional instruments as may be reasonably necessary or convenient to implement and carry out the intent and purpose of this Agreement.

11.04

Enurement

This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns.

11.05

Other Business Opportunities

Except as expressly provided in this Agreement, each party shall have the right independently to engage in and receive full benefits from business activities, whether or not competitive with the Operations, without consulting the other.  The doctrines of "corporate opportunity" or "business opportunity" shall not be applied to any other activity, venture, or operation of any party and no party shall have any obligation to the other with respect to any opportunity to acquire any property outside the Area of Interest during the term of this Agreement.

11.06

No Partnership

Nothing contained in this Agreement shall be deemed to constitute either party, the partner of the other, nor, except as otherwise herein expressly provided, to constitute either party the agent or legal representative of the other, nor to create any fiduciary relationship between them.  It is not the intention of the parties to create, nor shall this Agreement be construed to create, any mining, commercial or other partnership.  Neither of the parties shall have any authority to act for or to assume any obligation or responsibility on behalf of the other, except as otherwise expressly provided herein.  The rights, duties, obligations and liabilities of the parties shall be several and not joint or collective.  Each party shall be responsible only for its obligations as herein set out and shall be liable only for its share of the costs and expenses as provided herein, it being the express purpose and intention of the parties that their ownership of Assets and rights acquired hereunder shall be as tenants-in-common.

11.07

Counterparts

This Agreement may be executed in one or more counterparts, each of which so executed shall constitute an original and all of which together shall constitute one and the same Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.

FRONTEER DEVELOPMENT GROUP INC.

By:

_”Mark O’Dea”___________________

NORTHWESTERN MINERAL VENTURES INC.

By:

__”Kabir Ahmed”__________________

SCHEDULE "A"

To the Option Agreement dated September 26, 2003

Between FRONTEER DEVELOPMENT GROUP INC.

and NORTHWESTERN MINERAL VENTURES INC.

DESCRIPTION OF PROPERTY

The properties consist of:

1.

The following claims in the Northwest Territories, as illustrated in the map attached hereto:

F76069

F76065

F76068

F76070

F76066

F76071

F76067

F76072

2.

The claims in the Northwest Territories set out in the Phelps Dodge Agreement, namely F69754, F69755, F69756, F69757 and F69758.